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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-44867) of Regis Corporation of our report dated September 24, 2001, relating to the financial statements of the Regis Corporation 1991 Contributory Stock Purchase Plan, which appears in this Form 11-K.


                                       /s/ PricewaterhouseCoopers LLP


                                       PRICEWATERHOUSECOOPERS LLP


Minneapolis, Minnesota
September 27, 2001